DECOMMISSIONING LIABILITIES	12 Months Ended
Dec. 31, 2025
Disclosure of decommissioning liabilities [abstract]
DECOMMISSIONING LIABILITIES [Text Block]

23. DECOMMISSIONING LIABILITIES

The Company has an obligation to undertake decommissioning, restoration, rehabilitation and environmental work when environmental disturbance is caused by the development and ongoing production of a mining operation. Movements in decommissioning liabilities during the years ended December 31, 2025 and 2024 are allocated as follows:

	Santa Elena	Los Gatos	San Dimas	La Encantada	Jerritt Canyon	Non- Operating Properties	Total
Balance at December 31, 2023	$12,687	$-	$14,203	$11,748	$101,322	$11,602	$151,562
Movements during the year:
Change in rehabilitation provision	(1,302)	-	(2,346)	(1,362)	6,165	(2,159)	(1,004)
Reclamation costs incurred	(387)	-	-	(140)	(480)	(96)	(1,103)
Accretion expense	1,228	-	1,372	1,136	4,798	1,076	9,610
Foreign exchange gain	-	-	-	-	-	-	-
Balance at December 31, 2024	$12,226	$-	$13,229	$11,382	$111,805	$10,425	$159,067
Movements during the year:
Acquisition of Gatos	-	8,112	-	-	-	-	8,112
Change in rehabilitation provision	495	2,165	980	1,237	3,239	1,997	10,114
Reclamation costs incurred	(155)	-	(2)	(124)	(912)	(97)	(1,290)
Accretion expense	1,292	921	1,395	1,208	5,208	1,072	11,096
Balance at December 31, 2025	$13,858	$11,198	$15,601	$13,703	$119,340	$13,397	$187,098

(1) Non-operating properties include the San Martin and Del Toro Mines, along with the La Luz project. During the year, the Company announced that it has entered into a definitive agreement to sell its 100%-owned, past-producing Del Toro Silver Mine (Note 15).

A provision for decommissioning liabilities is estimated based on current regulatory requirements and is recognized at the present value of such costs. The expected timing of cash flows in respect of the provision is based on the estimated life of the Company's mining operations. The discount rate for Mexico is 9.2% (2024 - 10.6%), while the inflation rate used is based on long-term expected inflation rate of 3.7% (2024 - 3.7%).

At the Jerritt Canyon Gold Mine, the discount rate used is 4.1% (2024 - 4.6%), while the inflation rate is based on the long-term expected inflation rate of 2.4% in the U.S (2024 - 2.2%).

The present value of reclamation liabilities may be subject to change based on changes to cost estimates, remediation technologies or applicable laws and regulations. Changes in decommissioning liabilities are recorded against mining interests.

At December 31, 2025, the reclamation and closure cost obligation for the Jerritt Canyon Gold Mine totaled $119.3 million. This obligation is secured through $82.4 million in surety bonds held with the NDEP and the United States Forest Service ("USFS"), with $35.4 million in letters of credit as collateral for these bonds, to support various reclamation obligation bonding requirements.

Additionally, on November 2, 2021, the Company executed an agreement with the NDEP relating to funds required to establish a trust agreement to cover post-closure water treatment cost at Jerritt Canyon. The amounts were funded into a trust on October 31, 2022 which are included in the decommissioning liabilities provision with a total of $20.2 million being currently held in this account (Note 19).